SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about borrowings [abstract]
SHORT-TERM AND LONG-TERM DEBT	SHORT-TERM AND LONG-TERM DEBT
Short-term debt, including the current portion of long-term debt, consisted of the following:

	June 30, 2023	December 31, 2022
Short-term bank loans and other credit facilities including commercial paper[1]	914	1,017
Current portion of long-term debt	706	1,338
Lease obligations	189	228
Total	1,809	2,583
1.The weighted average interest rate on short-term borrowings outstanding was 5.4%and 4.0% as of June 30, 2023 and December 31, 2022, respectively.

Short-term bank loans and other credit facilities include short-term loans, overdrafts and commercial paper.
ArcelorMittal entered into certain short-term committed bilateral credit facilities renewable on an annual basis. As of June 30, 2023, the facilities, in total 0.6 billion, remained fully available.
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of June 30, 2023, the outstanding amount was 697.
On July 27, 2022, the Company entered into a 2.2 billion bridge term facility agreement with a financial institution. The facility could be applied toward the purchase price for the acquisition of ArcelorMittal Pecém, as well as the refinancing of its existing indebtedness and the payment of related fees, costs and expenses. The facility was available for 12 months from signing with two extension options of 6 months each at the borrower's discretion. On December 8, 2022, an amount of 1.76 billion was cancelled, following the bonds issuances of September 20, 2022 and November 29, 2022. After the cancellation, the remaining available amount under the bridge facility as of December 31, 2022 was 444. On January 31, 2023, the remaining amount available under the bridge facility of 444 was cancelled.
The Company’s long-term debt consisted of the following:

	Year of maturity	Type of interest	Interest rate[1]	June 30, 2023	December 31, 2022
Corporate

5.5 billion Revolving Credit Facility	2023 - 2025	Floating		—	—
€500 million Unsecured Notes	2023	Fixed	0.95%	—	391
€750 million Unsecured Notes	2023	Fixed	1.00%	—	799
€1.0 billion Unsecured Notes	2024	Fixed	2.25%	576	567
750 Unsecured Notes	2024	Fixed	3.60%	290	289
500 Unsecured Notes	2025	Fixed	6.13%	183	183
€750 million Unsecured Notes	2025	Fixed	1.75%	812	796
750 Unsecured Notes	2026	Fixed	4.55%	400	399
€600 million Unsecured Notes	2026	Fixed	4.88%	648	635
1.2 billion Unsecured Notes	2027	Fixed	6.55%	1,194	1,193
500 Unsecured Notes	2029	Fixed	4.25%	495	495
1.0 billion Unsecured Notes	2032	Fixed	6.80%	989	988
1.5 billion Unsecured Bonds	2039	Fixed	7.00%	672	672
1.0 billion Unsecured Notes	2041	Fixed	6.75%	428	428
EIB loan	2032	Floating	5.20%	304	299
EIB loan	2025	Fixed	1.16%	111	140
Schuldshein loans	2025-2027	Fixed	2.5%-3.0%	98	96
Schuldshein loans	2025-2027	Floating	5.2%-5.5%	687	674
Other loans	2023	Fixed	1.8%	—	18
Other loans	2029 - 2035	Floating	0.0%-4.3%	230	243
Total Corporate				8,117	9,305

Americas
Other loans	2024 - 2030	Fixed/Floating	0.0%-9.5%	51	57
Total Americas				51	57

Europe, Asia & Africa
EBRD Facility	2024	Floating	7.1%-7.4%	116	86
Other loans	2023 - 2033	Fixed/Floating	0.0%-8.7%	125	129
Total Europe, Asia & Africa				241	215

Total				8,409	9,577
Less current portion of long-term debt				(706)	(1,338)
Total long-term debt (excluding lease obligations)				7,703	8,239
Long-term lease obligations[2]				948	828
Total long-term debt, net of current portion				8,651	9,067
1.Rates applicable to balances outstanding at June 30, 2023, including the effect of decreases or increases following upgrades or downgrades, respectively. For debt that has been redeemed in its entirety during first half of 2023, the interest rate refers to the rates at the repayment date.
2.Net of current portion of 189 and 228 as of June 30, 2023 and December 31, 2022, respectively. See note 12 for further information regarding leases.
Corporate
Main credit facility
On December 19, 2018, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility replaced the 5.5 billion revolving credit facility dated April 30, 2015, which was amended and extended on December 21, 2016. The agreement incorporated a single tranche of 5.5 billion maturing on December 19, 2023, with two one-year extension options. On November 27, 2019 and on November 26, 2020, ArcelorMittal exercised the option to extend the facility's maturity by one year to December 19, 2024 and to December 19, 2025 respectively. The extension was completed for 5.4 billion of the available amount, with the 0.1 billion remaining with a maturity of December 19, 2023. The Facility contains restrictive covenants, which among other things, limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. The margin applicable to ArcelorMittal’s principal credit facilities ($5.5 billion revolving credit facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of certain changes in its long-term credit ratings. ArcelorMittal's long-term credit rating was upgraded on August 9, 2021 by Moody's to 'Baa3' with stable outlook. On June 16, 2023, Standard & Poor's upgraded ArcelorMittal's outlook to positive and affirmed a long-term credit rating of 'BBB-'. On April 27, 2021, the Facility was amended so that the margin payable increases or decreases depending on the Company’s performance against two metrics measured annually against pre-defined targets with respect to its environmental and sustainability performance (CO2 intensity of the Company’s European operations and the number of facilities which have been certified by ResponsibleSteel™). The Facility may be used for general corporate purposes. As of June 30, 2023, the 5.5 billion revolving credit facility was fully available. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into a 500 revolving multi-currency letter of credit facility (the “Letter of Credit Facility”). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit Facility was amended on October 26, 2012 and on September 30, 2014 to reduce its amount to 450 and to 350, respectively. On July 31, 2019, the Company refinanced its Letter of Credit Facility by entering into a 350 revolving multi-currency letter of credit facility, whose initial maturity on July 31, 2022 was extended on June 25, 2021 to July 31, 2024.

Bonds
On January 17, 2023, at maturity, ArcelorMittal repaid all of the outstanding €367 million (395) of its €500 million Fixed Rate Notes due 2023.
On May 19, 2023, at maturity, ArcelorMittal fully repaid all of its €750 million (812) Fixed Rate Notes due 2023.
European Investment Bank (“EIB”) loan
On June 2, 2021, ArcelorMittal signed a €280 million finance contract with the European Investment Bank ("EIB") for funding of research, development and innovation projects in Europe over the period of 2021-2023. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. On March 16, 2022, ArcelorMittal withdrew the facility in full. As of June 30, 2023, €280 million (304) was outstanding.
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the EIB in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly France, Belgium and Spain, but also in Poland and Luxembourg. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of June 30, 2023, €102 million (111) was outstanding.
Other loans
On May 4, 2022, ArcelorMittal completed the offering of a €346.5 million variable rate loan, a €24.5 million fixed rate loan, a €263 million variable rate loan and a €66 million fixed rate loan in the German Schuldschein market. On May 6, 2022, the Company further completed the offering of a €25 million fixed rate loan. The proceeds of these issuances were used for general corporate purposes. As of June 30, 2023, €725 million (788) was outstanding.
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due on December 28, 2029. The outstanding amount in total as of June 30, 2023 was €132 million (143).
On November 29, 2021, ArcelorMittal entered into an agreement for financing with a financial institution for net proceeds of CAD130 million (105) with repayment over several dates in 2021, 2022 and 2023. As of June 30, 2023, the agreement was fully repaid.
Europe, Asia and Africa
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development ("EBRD") in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of June 30, 2023, 27 was outstanding.
On December 15, 2022, ArcelorMittal Kryvyi Rih entered into a 100 loan agreement with EBRD for working capital purposes. As of June 30, 2023, 89 was outstanding.
On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 26, 2019 to July 26, 2022. On August 23, 2021, the facility was further amended and restated for an amount of 3.5 billion South African rand and with a maturity of September 3, 2024. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes and is not guaranteed by ArcelorMittal. As of June 30, 2023, 2.8 billion South African rand (149) was drawn. The borrowing base facility at ArcelorMittal South Africa remains subject to a financial covenant as of June 30, 2023. Non-compliance with the covenant would entitle the lenders under such facility to accelerate repayment obligations.
Other
The other loans relate to various debt with banks and public institutions.
Hedge of net investments
A portion of the Company's of euro denominated debt (€3,596 million as of June 30, 2023) is designated as a hedge of certain euro denominated investments (€8,376 million as of June 30, 2023) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedge item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
For the six months ended June 30, 2023, the Company recognized in other comprehensive income within the foreign exchange translation reserve 96 foreign exchange losses arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments.